Exhibit 99.2

   Statement Under Oath of Principal Executive Officer
 Regarding Facts and Circumstances Relating to Exchange Act
                           Filings


I, Chutta Ratnathicam, Senior Vice President and Chief
Financial Officer of CNF Inc. ("CNF"), state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of CNF, and, except as corrected or supplemented in a subsequent covered report:

     - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with CNF's Audit Committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report".

     - 2001 Annual Report on Form 10-K of CNF filed with the Commission;

     - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of CNF filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     -    any amendments to any of the foregoing.



     /s/Chutta Ratnathicam
     -----------------------------------
     Chutta Ratnathicam                      Subscribed and
     Senior Vice President & Chief           sworn to before
        Financial Officer                    me this 9th day of
     CNF Inc.                                August, 2002
     August 9, 2002

                                             /s/Carol Wilson
                                             ----------------
                                             Notary Public